                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 22, 2004


                      AMERICAN ORIENTAL BIOENGINEERING INC.
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                     0-29015
                                     -------
                            (Commission File Number)

            NEVADA                                     84-0605867
            ------                                     ----------
(State or Other Jurisdiction of             (IRS Employer Identification Number)
        Incorporation)


      No. 308 Xuefu Road, Nangang District, Harbin, China, 150086
      ------------------------------------------------------------    ----------
                (Address of Principal Executive Offices)              (Zip Code)

     Registrant's telephone number, including area code: (86) 451 8666 6601
                                                         ------------------

       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                       SECTION 2 -- FINANCIAL INFORMATION

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         As used in this report, "we", "us", "our" or "AOBO" refer to American Oriental Bioengineering, Inc., a Nevada corporation.

         As disclosed on our current reports on Form 8-K filed with the Commission on June 9, 2004 and on September 14, 2004, we signed a legally binding letter of intent on May 26, 2004 and subsequent Purchase Agreement on September 8, 2004 to acquire Heilongjiang Songhuajiang Pharmaceutical Limited ("HSPL"). Today the board of directors of AOBO ("Board") determined that the closing procedures as stipulated in the Purchase Agreement have been completed. All the required legal procedures with relevant Chinese Government regulatory and audit procedures have been completed and the title ownership of HSPL has been passed to AOBO.



                 SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial Statements of Businesses Acquired.

                  Audited financial statements of Heilongjiang Songhuajiang Pharmaceutical Limited as of December 31, 2003 and 2002.



         (b)      Pro Forma Financial Information.

                  NIL



         (c)      Exhibits.

                  NIL

                                AUDITORS' REPORT


To the Board of Directors of Harbin Three Happiness Bioengineering Co., Ltd.:


We have audited the accompanying balance sheets of Heilongjiang Songhuajiang Pharmaceutical Co., Ltd. (the "Company") as of 31 December 2002 and 2003, and the income statements and cash flow statements for the years then ended. The Company's management is responsible for the preparation of the financial statements. Our responsibility is to express an opinion on the financial statements based on our audit.

We planned and performed our audit in accordance with the Independent Auditing Standards for Chinese Certified Public Accountants so as to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. An audit also includes an assessment of the accounting policies adopted and significant accounting estimates made by the Company's management in the preparation of the financial statements, as well as an evaluation of the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements have been prepared in accordance with the requirements of the Accounting Standards for Business Enterprises and the Accounting System for Business Enterprises promulgated by the People's Republic of China, and present fairly, in all material respects, the financial position of the Company as of 31 December 2002 and 2003, and of the results of its operations and its cash flows for the years then ended.






                                           Chinese Certified Public Accountant

                                                            LI, De

                                                (signature and personal chop)


Harbin, the People's Republic of China               September 10, 2004



                             SONGHUAJIANG PHARMACEUTICAL COMPANY LIMITED
                                           BALANCE SHEETS
                                  AS OF DECEMBER 31, 2003 AND 2002
                                  --------------------------------

                                               ASSETS
                                               ------
                                                                    2003             2002
                                                                ------------     ------------
CURRENT ASSETS
  Cash and cash equivalents                                     $    39,614      $   136,697
  Restricted cash                                                    51,684                -
  Accounts receivable                                             1,490,604          915,459
  Inventories                                                     1,937,606        1,844,936
  Advance to suppliers                                              190,580           65,710
  Other receivables                                                   8,928            7,834
  Due from shareholders                                           1,247,783        1,727,289
                                                                ------------     ------------
      Total Current Assets                                        4,966,799        4,697,925

  Deferred tax asset                                              1,390,200        1,154,639
  Fixed assets, net                                               2,477,479        2,794,112
  Land use right                                                  7,396,522                -
                                                                ------------     ------------
     TOTAL ASSETS                                                16,231,000        8,646,676

                                LIABILITIES AND SHAREHOLDERS' EQUITY
                                ------------------------------------

CURRENT LIABILITIES
      Short-term loans                                            3,665,459                -
      Accounts payable                                            2,210,972        1,814,309
      Other payable                                                 507,929          472,379
      Taxes payable                                                 497,304          148,109
      Customer deposits                                             266,947           68,020
      Due to shareholders                                           523,933        1,696,230
                                                                ------------     ------------
          Total current liabilities                               7,672,544        4,199,047

      Deferred tax payable                                           95,901           43,742

                                                                ------------     ------------
TOTAL LIABILITIES                                                 7,768,445        4,242,789

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
 Share capital                                                    3,623,232        3,623,232
 Additional paid-in capital                                         689,623          689,623
 Reserve fund                                                         1,176            1,176
 Accumulated earnings                                               428,028           88,642
 Accumulated other comprehensive income                           3,720,496            1,214
                                                                ------------     ------------

 Total Shareholders' Equity                                       8,462,555        4,403,887
                                                                ------------     ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                      $16,231,000        8,646,676
                                                                ============     ============

                         See accompanying notes to the financial statements.

                   SONGHUAJIANG PHARMACEUTICAL COMPANY LIMITED
                   STATEMENTS OF INCOME AND COMPREHENSIVE LOSS
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002
                 ----------------------------------------------


                                                      2003              2002
                                                  ------------      ------------

REVENUES                                          $ 2,511,975       $ 1,769,231

COST OF GOODS SOLD                                 (1,576,307)       (1,106,298)
                                                  ------------      ------------

GROSS PROFIT/(LOSS)                                   935,668           662,933

Selling and Distribution Expenses                     167,467           117,733

General and Administrative Expenses                   246,709           412,788
                                                  ------------      ------------

Profit/(Loss) from Operations                         521,492           132,412

OTHER INCOME                                           16,891               409

INTEREST INCOME, NET                                      531               299

OTHER EXPENSE, NET                                     32,279               819
                                                  ------------      ------------

PROFIT/(LOSS) BEFORE INCOME TAXES                     506,635           132,301

INCOME TAXES                                          167,442            43,659
                                                  ------------      ------------

NET INCOME/(LOSS)                                     339,193            88,642

FOREIGN CURRENCY TRANSLATION GAIN/(LOSS)                  193                --
                                                  ------------      ------------

COMPREHENSIVE INCOME/(LOSS)                       $   339,386       $    88,642
                                                  ============      ============

               See accompanying notes to the financial statements.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   AMERICAN ORIENTAL BIOENGINEERING INC.



Date:  November 22, 2004           By:  /s/ Shujun Liu
                                        ----------------------------------------
                                        Shujun Liu, Chairman and Chief Executive
                                          Officer





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